NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Amundi Multi Sector Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Loomis Core Bond Fund (formerly, NVIT Core Bond Fund)
NVIT Loomis Short Term Bond Fund

Supplement dated April 1, 2025
to the Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Amundi Multi Sector Bond Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 11, 2024, the Board approved an amendment to the subadvisory agreement with Victory Capital Management Inc. (“Victory Capital”) for the NVIT Amundi Multi Sector Bond Fund, a series of the Trust (the “Fund”). The Board approved this agreement because Amundi Asset Management US, Inc. (“Amundi”), the subadviser to the Fund, was acquired by Victory Capital (the “Transaction”). Upon the closing of the Transaction, a change in control of Amundi occurred that caused Amundi’s subadvisory agreement with the Trust to terminate. No changes to the Fund’s portfolio management team occurred as a result of the Transaction.

2.	Effective immediately, the Prospectus is amended as follows:

a.	The information under the heading “Portfolio Management – Subadviser” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Victory Capital Management Inc. ("Victory Capital")

b.	The table under the heading “Portfolio Management – Portfolio Managers” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Jonathan M. Duensing, CFA	Head of Fixed Income, US and Senior Portfolio Manager	Since 2019
Kenneth J. Monaghan	Managing Director, Co-Director of Global High Yield, Portfolio Manager	Since 2019
Jeffrey C. Galloway, CFA	Senior Vice President, Senior Credit Analyst, and Portfolio Manager	Since 2023

c.	The information relating to Amundi Asset Management US, Inc. under the heading “Fund Management – Subadvisers” on page 64 of the Prospectus is deleted in its entirety and replaced with the following:

VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”), located at 15935 La Cantera Pkwy, San Antonio, TX 78256, is the subadviser to the NVIT Amundi Multi Sector Bond Fund. Victory Capital is a global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of Victory Capital’s Pioneer Investments investment franchise.

d.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” beginning on page 64 of the Prospectus is deleted in its entirety and replaced with the following:

NVIT Amundi Multi Sector Bond Fund

The Fund is managed by Jonathan M. Duensing, CFA, Kenneth J. Monaghan, and Jeffrey C. Galloway, CFA who are responsible for the day-to-day portfolio management of the Fund.

Mr. Duensing is Head of Fixed Income, US and Senior Portfolio Manager of Pioneer Investments. He joined Victory Capital in 2025, and the predecessor investment adviser in 1996.

Mr. Monaghan is Managing Director, Co-Director of Global High Yield and Portfolio Manager of Pioneer Investments. He joined Victory Capital in 2025, and the predecessor investment adviser in 2014.

Mr. Galloway is Senior Vice President, Portfolio Manager, and Senior Credit Analyst of Pioneer Investments. He joined Victory Capital in 2025, and the predecessor investment adviser in 2006.

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